UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2007 (July 24, 2007)

AMERICAN LORAIN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31619	87-0430320
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Beihuan Road
Junan County
Shandong, China 276600
(Address of Principal Executive Offices)

(86) 539-7318818
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On July 24, 2007, NASDAQ assigned American Lorain Corporation, a Delaware corporation (the “Company”), a new ticker symbol to become effective on July 25, 2007. Beginning July 25, 2007, the Company’s common stock will be quoted on the Over The Counter Bulletin Board under the new symbol “ALRC.OB”.

On July 24, 2007, the Company also issued a press release, furnished as Exhibit 99.1 hereto, announcing its recent change of name to American Lorain Corporation and its new ticker symbol.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
	Exhibit No.	Description

	99.1	Press Release of American Lorain Corporation, dated July 24, 2007.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

Date: July 25, 2007	By:	/s/ Si Chen
Si Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of American Corporation, dated July 24, 2007.